--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


--------------------------------------------------------------------------------


                                    FORM 8-K


--------------------------------------------------------------------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 10, 2007


--------------------------------------------------------------------------------


                           CENTERLINE HOLDING COMPANY
                              (FORMERLY CHARTERMAC)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


--------------------------------------------------------------------------------


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        1-13237                                        13-3949418
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


                     625 MADISON AVENUE, NEW YORK, NY 10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 317-5700

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT


--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

On May 10, 2007, Centerline Holding Company ("Centerline" or the "Company") (NYSE: CHC) released a press release announcing its financial results for the first quarter March 31, 2007. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12 (a) (2) of the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------

(a).  Financial Statements
      --------------------

Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------

Not Applicable

(c).  Exhibits
      --------

99.1 Press Release dated May 10, 2007, "Centerline Holding Company Reports First Quarter 2007 Financial Results".

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    Centerline Holding Company
                                                    (Registrant)

                                                    BY:  /s/ Robert L. Levy
                                                         ------------------
                                                         Robert L. Levy
                                                         Chief Financial Officer


May 10, 2007

AT THE COMPANY
--------------
Brenda Abuaf, Corporate Communications
(800) 831-4826


                       CENTERLINE HOLDING COMPANY REPORTS
                      FIRST QUARTER 2007 FINANCIAL RESULTS


NEW YORK, NY - MAY 10, 2007 - Centerline Holding Company (NYSE: CHC) ("Centerline" or the "Company"), the parent company of Centerline Capital Group, today announced financial results for the first quarter ended March 31, 2007.

"Due to the seasonality of our business, our origination volume across our business lines tends to be the slowest in the first quarter and as a result, our earnings and Cash Available for Distribution are not earned evenly throughout the year," said Marc D. Schnitzer, Chief Executive Officer and President of Centerline. "In addition, our first quarter financial results were impacted by an impairment we recorded in connection with revenue bonds secured by mortgages on six properties and a charge to reserve against associated receivables. Therefore, while our dividend payout ratio is above 100% in this quarter, we are comfortable that our annual dividend will continue to have adequate coverage. We have solid investment pipelines in both our Commercial Real Estate Group and
Affordable Housing Group and we continue to see a tremendous amount of transaction volume. In addition, we are working on several new growth initiatives we expect to launch in 2007. Based on the progress we have made executing our business plan to date, we remain confident that we will meet our investment and financial goals for the year and do not believe it is necessary to revise our guidance at this time."

REVENUE BOND IMPAIRMENTS

During the first quarter, the Company recorded a $16.4 million impairment charge in connection with revenue bonds secured by mortgages on six properties and a $5.5 million charge to reserve against associated receivables, which resulted in a $0.38 per share impact to net income and a $0.09 per share impact to Cash Available for Distribution.

A majority of the impairment ($13.7 million) was related to affordable housing properties the Company financed with two developers who experienced financial difficulties in 2005. At that time, the Company ceased business dealings with these developers and acquired the general partnership interests in the partnerships that own the properties in which Centerline sponsored funds are a limited partner. The financial difficulties experienced by these developers created construction finance shortfalls and consequential liquidity problems for the property partnerships. Since 2005, the Company has advanced $32.4 million to the partnerships in the form of loans to fund construction and lease up. As of March 31, 2007, the Company's exposure to these developers included revenue bonds with a total fair value of $244.0 million, secured by mortgages on eighteen properties. Affiliates of Centerline hold the general partner interests in ten of these property partnerships.

In connection with the August, 2006 acquisition of Centerline Investors I LLC (formerly ARCap Investors, L.L.C. - "Centerline Investors") and the Company's subsequent corporate re-engineering, Centerline has strengthened its asset management platform and greatly enhanced the Company's asset management capabilities. This quarter, as the properties have seasoned, the Asset Management Group reassessed the Company's strategy with respect to the recovery of Centerline's advances to these properties and undertook an initiative to determine the most advantageous strategy for preserving the Company's capital. While the strategy remains under review, based upon the current analysis, Centerline recorded the $13.7 million impairment with respect to four of the revenue bonds due in part to revised estimates of the level and timing of cash flows for the valuation of the properties. In connection with that determination, the Asset Management Group concluded that advances made to partnerships in connection with those underlying properties may not be fully recoverable and the Company recorded a reserve of approximately $5.5 million.

Centerline's Asset Management Group continues to analyze strategic alternatives to determine the best course of action with respect to recovering the Company's advances and therefore, there are no assurances we will not record any future impairments.

FINANCIAL HIGHLIGHTS

The table below summarizes Centerline's revenues, revenues adjusted to exclude the impact of consolidated partnerships, Cash Available for Distribution ("CAD"), Centerline's primary performance measure, and net income for the three months ended March 31, 2007 and 2006.


                                                    THREE MONTHS ENDED MARCH 31,
                                                    ---------------------------
(In thousands, except per share data)                  2007              2006
                                                     ---------        ---------
Revenues                                             $ 117,165        $  72,139
Revenues Adjusted to exclude
       Consolidated Partnerships(a)                  $  87,276        $  76,547
CAD(b)                                               $   4,642        $  15,255
Net (Loss) Income                                    $ (14,745)       $  14,657

Per Share Data (diluted):
  CAD(b)                                             $    0.08        $    0.26
  Net (Loss) Income                                  $   (0.27)       $    0.23


(A) SEE THE DISCUSSION BELOW FOR ADJUSTED REVENUES.

(B) SEE FOOTNOTE (2) TO THE SELECTED FINANCIAL DATA ON PAGE (5) FOR A DISCUSSION OF CAD.

Centerline recorded a net loss for the 2007 period as compared to net income in the 2006 quarter. Much of the decline was due to impairment charges recognized on revenue bonds, a reserve against associated receivables and non-cash costs stemming from the acquisition of Centerline Investors, such as amortization of restricted shares awarded in connection with the transaction and amortization of intangible assets acquired at that time. Other factors contributing to the net loss in the 2007 period were increased interest costs and severance costs associated with the first quarter retirement of Centerline's Chief Operating Officer, Alan Hirmes. The growth in revenues was due mostly to revenues earned by funds we consolidated upon the acquisition of Centerline Investors in August 2006, and the interest income from investments held by Centerline Investors.

ADJUSTED REVENUES

As previously reported, Centerline's operating results include the results of LIHTC Partnerships consolidated pursuant to FASB Interpretation 46 ( R ) or similar accounting pronouncements, as well as other LIHTC and Property Partnerships we control, but in which we have little or no equity interest. As Centerline has virtually no equity interest in these partnerships, the net losses they generated were allocated almost entirely to their investors. The consolidation, therefore, has an insignificant impact on net income, although certain Centerline revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement.

In connection with the Centerline Investors acquisition, we also consolidate a number of funds which we manage that invest in Commercial Mortgage Backed Securities and re-securitization trusts ("CMBS Partnerships") and a Direct Loan Investment fund. We maintain an equity interest in each of these funds and participate in the profits they generate.

As many of our revenues are eliminated when consolidating these partnerships, we are presenting our revenues adjusted to exclude the impact of the consolidation.

SUMMARY OF FIRST QUARTER 2007 FINANCING AND INVESTMENT ACTIVITY

The following is a summary of Centerline's financing and investment activity for the three months ended March 31, 2007:

        FINANCING/ INVESTMENT ACTIVITY:


                                                             THREE MONTHS ENDED
                                                             ------------------
(In thousands)                                                 MARCH 31, 2007
                                                             ------------------
Mortgage Revenue Bonds                                            $ 17,480
Equity raised for Investment in LIHTC Properties                     6,444
Agency Loans (Fannie Mae/Freddie Mac)                              213,901
Centerline Direct(1)                                               203,685
Conduits/Insurance Company/Other Loans                              38,930
Collateralized Debt Obligation ("CDO") Securities                  101,700
High-Yield CMBS Certificates                                       123,242
Credit Default Swaps on Tax-Exempt Mortgage
     Revenue Bonds(2)                                              147,527
Centerline Urban Capital(3)                                         15,967
                                                                  --------
         TOTAL                                                    $868,876
                                                                  ========


(1) Centerline Direct includes first mortgages, bridge and mezzanine loans or equity investments funded through American Mortgage Acceptance Company ("AMAC"), Centerline Investors or a fund managed by Centerline Investors.
(2) Most of the Credit Default Swaps were provided for the re-securitization of existing mortgage revenue bonds within Centerline's portfolio.
(3) Includes mezzanine loans and preferred equity investments in multifamily properties.

MANAGEMENT CONFERENCE CALL

Management will conduct a conference call today, May 10, 2007, at 10:00 a.m. Eastern Time to review the Company's first quarter financial results for the period ended March 31, 2007. Callers will be invited to ask questions. Investors, brokers, analysts, and shareholders wishing to participate should call (800) 263-8506. A webcast of the presentation will be available live and can be accessed through the Company's website, www.centerline.com. To listen to the presentation via webcast, please go to the website's "Investor Relations" section at least 15 minutes prior to the start of the presentation. For interested individuals unable to join the conference call, a replay of the call will be available through Monday, May 14, 2007, at (888) 203-1112 (Passcode 5729344) or on our website, through Friday, August 10, 2007.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which is available in the Investor Relations section of the Centerline website at www.centerline.com.

ABOUT THE COMPANY

Centerline Capital Group (formerly CharterMac), a subsidiary of Centerline Holding Company (NYSE:CHC), lends, invests and manages capital with a core focus on the real estate industry. Centerline Capital Group is headquartered in New York, New York and has over 500 employees in nine offices throughout the United States. For more information, please visit Centerline's website at http://www.centerline.com or contact the Investor Relations Department directly at 800-831-4826.

                   CENTERLINE HOLDING COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


                                                            ========================
                                                             March 31,   December 31,
                                                               2007          2006
                                                            ------------------------
                                                            (Unaudited)

Revenue bonds - at fair value                               $2,460,894   $2,397,738
                                                            ----------   ----------
Net addition to assets from consolidation of partnerships   $5,811,484   $5,498,208
                                                            ----------   ----------
Total assets                                                $9,906,865   $9,688,516
                                                            ----------   ----------

Liabilities:
  Financing arrangements                                    $1,875,544   $1,801,170
                                                            ----------   ----------
  Preferred shares of subsidiary (subject to mandatory
   repurchase)                                              $  273,500   $  273,500
                                                            ----------   ----------
  Notes payable                                             $  443,540   $  591,165
                                                            ----------   ----------
  Liabilities of consolidated partnerships                  $2,664,412   $2,700,154
                                                            ----------   ----------

Total liabilities                                           $5,460,405   $5,580,333
                                                            ----------   ----------

Minority interests in consolidated subsidiaries             $  232,559   $  247,390
                                                            ----------   ----------
Preferred shares of subsidiary (not subject to mandatory
  repurchase)                                               $  104,000   $  104,000
                                                            ----------   ----------
Partners' interests in consolidated partnerships            $3,159,062   $2,806,661
                                                            ----------   ----------

Total shareholders' equity                                  $  950,839   $  950,132
                                                            ----------   ----------


                                                  ==================================================================================
                                                                             Three Months Ended March 31,
                                                                     2007                                       2006
                                                  -----------------------------------------   --------------------------------------
                                                                                       (Unaudited)
                                                     As                             As           As                          As
                                                  Reported     Adjustments(1)   Adjusted(1)   Reported    Adjustments(1) Adjusted(1)
                                                  ---------    --------------   -----------   ---------   -------------- -----------

Total revenues                                    $ 117,165      $ (29,889)     $  87,276     $  72,139     $   4,408    $  76,547

Interest expense                                    (33,026)            --        (33,026)      (21,831)           --      (21,831)
General and administrative                          (57,424)            --        (57,424)      (32,567)           --      (32,567)
Depreciation and amortization                       (11,498)            --        (11,498)       (8,913)           --       (8,913)
Loss on impairment of mortgage revenue bonds
  and other assets                                  (16,447)            --        (16,447)           --            --           --
Expenses and equity losses of consolidated
  partnerships                                     (104,262)       104,262             --       (84,376)       84,376           --
Equity and other income                               2,129          6,738          8,867         5,940            (3)       5,937
Loss (income) allocated to preferred shareholders
   and minority interests, net of tax                 4,561             --          4,561        (7,435)           --       (7,435)
Loss allocated to partners of consolidated
  partnerships                                       81,111        (81,111)            --        88,781       (88,781)          --
                                                  ---------      ---------      ---------     ---------     ---------    ---------

Income (loss) before income taxes                   (17,691)            --        (17,691)       11,738            --       11,738

Income tax benefit                                    2,946             --          2,946         2,919            --        2,919
                                                  ---------      ---------      ---------     ---------     ---------    ---------

Net (loss) income                                 $ (14,745)     $      --      $ (14,745)    $  14,657     $      --    $  14,657
                                                  =========      =========      =========     =========     =========    =========

  4.4% CRA Preferred dividend requirements           (1,188)            --         (1,188)       (1,188)           --       (1,188)
                                                  ---------      ---------      ---------     ---------     ---------    ---------

Net (loss) income available to common and CRA
   shareholders                                   $ (15,933)     $      --      $ (15,933)    $  13,469     $      --    $  13,469
                                                  =========      =========      =========     =========     =========    =========

Net (loss) income per share:
   Basic                                          $   (0.27)     $      --      $   (0.27)    $    0.23     $      --    $    0.23
                                                  =========      =========      =========     =========     =========    =========
   Diluted                                        $   (0.27)     $      --      $   (0.27)    $    0.23     $      --    $    0.23
                                                  =========      =========      =========     =========     =========    =========

Weighted average shares outstanding:
   Basic                                             57,957             --         57,957        58,578            --       58,578
                                                  =========      ==========     =========     =========     =========    =========
   Diluted                                           57,957             --         57,957        58,895            --       58,895
                                                  =========      =========      =========     =========     =========    =========


                   CENTERLINE HOLDING COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)



   Reconciliation of Net Income to Cash Available for Distribution ("CAD")(2)


                                                       ---------------------------
                                                       Three Months Ended March 31,
                                                           2007           2006
                                                       ------------   ------------
(In thousands)
Net (loss) income                                        $(14,745)     $ 14,657

4.4% CRA Preferred dividends                               (1,188)       (1,188)

Interest income yield adjustments                           2,296           158

Fees deferred for GAAP                                       (942)       (1,154)

Depreciation and amortization expense                      11,498         8,913

Gain on sale of loans                                      (1,881)       (4,623)
Tax adjustment                                              1,204            32

Non-cash compensation                                       9,182         2,352
Difference between subsidiary equity distributions

   and income allocated to minority interests             (14,919)       (3,025)
Non-cash equity income                                     (1,995)          204

Loss on impairment of assets                               16,447            --

Other, net                                                   (315)       (1,071)
                                                         --------      --------
CAD                                                      $  4,642      $ 15,255
                                                         ========      ========


(1) As previously reported, Centerline Holding Company's earnings results include the results of LIHTC Partnerships consolidated pursuant to FASB Interpretation 46 ( R ) or similar accounting pronouncements, as well as other LIHTC and Property Partnerships we control, but in which we have little or no equity interest. As Centerline has virtually no equity interest in these partnerships, the net losses generated by them were allocated almost entirely to their investors. The consolidation of these partnerships, therefore, has an insignificant impact on net income, although certain Centerline revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement. We act as a general partner of the CMBS Partnerships we sponsor and own a portion of the funds. Adjusted equity income includes our proportionate share of the profits as well as other allocations for general partner services. The adjusted figures presented are not in accordance with generally accepted accounting principles ("GAAP") but are presented for the purpose of comparability.

(2) Centerline Holding Company believes that Cash Available for Distribution ("CAD") is helpful to investors in measuring the performance of our Company. CAD is the performance measure used by our chief decision-makers to allocate resources among our segments. CAD represents net income (computed in accordance with GAAP), adjusted for:

     o Cash fees and other revenues received but deferred in accordance with GAAP. Fees recognized for CAD but deferred for GAAP purposes are generally earned over a period of time in connection with certain of our product lines, such as fund sponsorship and credit intermediated fees.
     o The effect of straight line revenue recognition of interest income on revenue bonds with fixed changes in interest rates.
     o Depreciation and amortization, including write-off of intangible assets.
     o Non-cash gains recognized on sale of mortgage loans when servicing rights are retained.
     o    Losses on sales of loans or repayment of revenue bonds.
     o    Impairment losses.
     o The portion of tax benefit or provision that is not expected to be realized in cash.
     o    Non-cash compensation expenses.
     o The difference between earnings allocated to Subsidiary Equity in accordance with GAAP and distributions to holders of that equity.

There is no generally accepted methodology for computing CAD, and the Company's computation of CAD may not be comparable to CAD reported by other companies. CAD does not represent net cash provided by operating activities determined in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company's performance, as an alternative to net cash provided from operating activities (determined in accordance with GAAP) as a measure of our liquidity, or as an indication of our ability to make cash distributions.

CERTAIN STATEMENTS IN THIS DOCUMENT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN CENTERLINE HOLDING COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, AND INCLUDE, AMONG OTHERS, ADVERSE CHANGES IN THE REAL ESTATE MARKETS INCLUDING, AMONG OTHER THINGS, COMPETITION WITH OTHER COMPANIES; INTEREST RATE FLUCTUATIONS; GENERAL ECONOMIC AND BUSINESS CONDITIONS, WHICH WILL, AMONG OTHER THINGS, AFFECT THE AVAILABILITY AND CREDIT WORTHINESS OF PROSPECTIVE TENANTS, LEASE RENTS AND THE TERMS AND AVAILABILITY OF FINANCING FOR PROPERTIES FINANCED BY MORTGAGE REVENUE BONDS WE OWN; ENVIRONMENT/SAFETY REQUIREMENTS; CHANGES IN APPLICABLE LAWS AND REGULATIONS; OUR TAX TREATMENT, THE TAX TREATMENT OF OUR SUBSIDIARIES AND THE TAX TREATMENT OF OUR INVESTMENTS; RISK OF DEFAULT ASSOCIATED WITH THE MORTGAGE REVENUE BONDS AND OTHER SECURITIES HELD BY US OR OUR SUBSIDIARIES; RISKS ASSOCIATED WITH PROVIDING CREDIT INTERMEDIATION; RISK OF LOSS UNDER MORTGAGE BANKING LOSS SHARING AGREEMENTS; THE RISK THAT RELATIONSHIPS WITH KEY INVESTORS AND DEVELOPERS MAY NOT CONTINUE; OUR ABILITY TO GENERATE FEE INCOME MAY NOT CONTINUE; AND RISKS RELATED TO THE FORM AND STRUCTURE OF OUR FINANCING ARRANGEMENTS. SUCH FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS DOCUMENT. CENTERLINE HOLDING COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN CENTERLINE HOLDING COMPANY'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

                                       ###